UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 17, 2021 (December 17, 2021)

SOLUNA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-06890	14-1462255
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

325 Washington Avenue Extension Albany, New York	12205
(Address of registrant’s principal executive office)	(Zip code)

(518) 218-2550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SNLH	The Nasdaq Stock Market LLC

9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 17, 2021, Soluna Holdings, Inc. (the “Company”) announced that it has entered into a non-binding letter of intent with a potential buyer (the “Buyer”) regarding the potential sale of MTI Instruments, Inc. (the “LOI”). Pursuant to the LOI, the Buyer would acquire 100% of the issued and outstanding common stock of MTI Instruments (the “Sale”). Pursuant to the LOI, subject to certain exceptions and to any extensions provided therein, neither the Company nor MTI Instruments is permitted to, directly or indirectly, solicit or pursue an unsolicited offer from any party other than the Buyer for the sale of MTI Instruments for a prespecified time. The LOI is non-binding except for terms relating to the Buyer’s access to MTI Instruments’ due diligence documentation, solicitation by the Company or MTI Instruments of other offers to buy MTI Instruments, expenses, non-disclosure and the Buyer’s assignment rights. The LOI only represents a mutual indication of interest regarding the Sale and the terms of the Sale are subject to a number of contingencies, including the completion of customary due diligence and the negotiation and execution of definitive agreements. If the Sale is completed, the Company expects that it will exit the instrumentation business and expects that it will be focused on developing and monetizing green, zero carbon computing and cryptocurrency mining facilities. A copy of the press release is filed herewith as Exhibit 99.1.

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, including the Sale. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks that may be included in documents that the Company files from time to time with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated December 17, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2021	SOLUNA HOLDINGS, INC.

	By:	/s/ Jessica L. Thomas
Name: Jessica L. Thomas Title: Chief Financial Officer